Trade payables	9 Months Ended
Sep. 30, 2022
Trade payables
Trade payables

18.Trade payables

	As at
	September 30,	December 31,
(in EUR 000)	2022	2021
Payables	2,667	2,395
Invoices to be received	2,679	1,600
Total Trade payables	5,346	3,995

The increase in total trade payables of €1.4 million as at September 30, 2022 is mainly due to the increase in invoices to be received. This increase is due to effect of higher clinical, R&D activities and manufacturing activities.